UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2018
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2018, DXC Technology Company (the “Company”), as borrower, and Mizuho Bank, Ltd., as lender and as administrative agent (the “Lender”), entered into a senior unsecured term loan credit agreement in an aggregate principal amount of €400,000,000 (the “Credit Agreement”), which was funded on the same date. The proceeds were used to repay amounts outstanding under that certain term loan credit agreement dated as of September 14, 2017 among ES Sinope Holding B.V., a company incorporated under the laws of the Netherlands and a wholly owned subsidiary of the Company, the lenders from time to time party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent.

The Credit Agreement is scheduled to mature on May 10, 2019 (the “Maturity Date”). The Credit Agreement provides that prepayment of outstanding amounts is permitted at any time.  Any prepayment under the Credit Agreement cannot be redrawn.

Borrowings under the Credit Agreement bear interest at the EURIBOR rate for a one, two, three or six-month interest period (as elected by the Company) plus 0.65%, payable on the last day of each interest period (and three months after the first day of a six-month interest period) and on the Maturity Date.

The Credit Agreement contains representations, warranties, and covenants (including financial covenants) customary for facilities of this type, as well as customary events of default. The Credit Agreement includes various customary remedies for the Lender following an event of default, including the acceleration of repayment of outstanding amounts under the Term Facility.

The foregoing description of the Credit Agreement is only a summary and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information with respect to the Credit Agreement contained in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are filed herewith

Exhibit No.	Description of Exhibit
10.1	Term Loan Credit Agreement dated as of May 11, 2018 by and among DXC Technology Company, as borrower, and Mizuho Bank, Ltd., as lender and administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	May 17, 2018	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Term Loan Credit Agreement dated as of May 11, 2018 by and among DXC Technology Company, as borrower, and Mizuho Bank, Ltd., as lender and administrative agent.